UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) July 10, 2006 (July 3, 2006)

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry Into a Material Definitive Agreement.

On July 3, 2006, Build-A-Bear Workshop, Inc. (the “Company”), most of its domestic subsidiaries and one U.K. subsidiary (collectively with the Company, the “Borrower”) and one Canadian subsidiary entered into a Fifth Amendment to Loan Documents (the “Credit Agreement Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amends the Company’s Third Amended and Restated Loan Agreement (the “Credit Agreement”) with U.S. Bank. The Credit Agreement Amendment has an effective date of June 30, 2006.

The Credit Agreement Amendment provides for, among other things, a seasonal overline on the line of credit to be in effect from July 1 to December 31 of each year, during which period the line availability will be $30 million. The available line of credit will continue to be $15 million for the first half of each calendar year. In addition, the funded debt ratio covenant was reduced from 2:1 to 1.5:1, and the pricing was amended from prime minus 0.5% to the Borrower’s option of prime minus 1.0% or LIBOR plus 1.5% (the “Pricing Option”). Finally, the negative pledge on all of the Company’s assets contained in the Credit Agreement was amended to a “double” negative pledge, in which the Company agreed not to offer a negative pledge on any of its assets to other parties. Except as indicated above, the Credit Agreement Amendment carries forward the terms of the Credit Agreement, which are described in the Company’s Form 10-K for the 2005 fiscal year.

In connection with the Credit Agreement Amendment, the Borrower also entered into a Third Amended and Restated Revolving Credit Note (the “Amended Note”) on July 3, 2006 with U.S. Bank, which amended and restated the Company’s Second Amended and Restated Revolving Credit Note with U.S. Bank. The Amended Note accommodates the seasonal overline increase from $15 to $30 million and the Pricing Option described above. The Amended Note has an effective date of June 30, 2006.

Relationship to U.S. Bank

The Company has or may have had customary banking relationships with U.S. Bank based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing description of the Credit Agreement Amendment and the Amended Note is only a summary of certain terms and conditions of these documents and is qualified in its entirety by reference to the Credit Agreement Amendment and the Amended Note, which have been filed as Exhibits 10.1 and 10.2 hereto and which are incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

10.1

Fifth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., and Build-A-

Bear Workshop UK Holdings Ltd., as borrowers, Build-A-Bear Workshop Canada, Ltd., and U.S. Bank National Association, as lender, entered into on July 3, 2006 with an effective date of June 30, 2006

10.2

Third Amended and Restated Revolving Credit Note by Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., and Build-A-Bear Workshop UK Holdings Ltd., as borrowers, in favor of U.S. Bank National Association, as lender, entered into on July 3, 2006 with an effective date of June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: July 10, 2006	By:	/s/ Tina Klocke
Name: Tina Klocke Title: Chief Financial Bear, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Fifth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., and Build-A-Bear Workshop UK Holdings Ltd., as borrowers, Build-A-Bear Workshop Canada, Ltd., and U.S. Bank National Association, as lender, entered into on July 3, 2006 with an effective date of June 30, 2006

10.2

Third Amended and Restated Revolving Credit Note by Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., and Build-A-Bear Workshop UK Holdings Ltd., as borrowers, in favor of U.S. Bank National Association, as lender, entered into on July 3, 2006 with an effective date of June 30, 2006

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